ATLANTIC GULF COMMUNITIES CORPORATION

                           FIRST AMENDED AND RESTATED

                    NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN


1.       PURPOSE

         This First Amended and Restated Stock Option Plan for Atlantic Gulf Communities Corporation, a Delaware corporation (the "Company"), is intended to provide incentive to non-employee directors of the Company by providing those persons with opportunities to purchase shares of the Company's Common Stock under stock options.

2.       DEFINITIONS

         As used in this Plan, the following words and phrases shall have the meanings indicated:

                  (a)    "Affiliate"   shall   mean  any   entity   controlling,
         controlled by or under common control with the Company.

                  (b) "Apollo Director" shall mean an Outside Director who is appointed by AP-AGC, LLC ("Apollo") (pursuant to the right granted to it under that certain Amended and Restated Investment Agreement, dated as of February 7, 1998, as amended, to appoint three (3) directors to the Board) to serve a one-year term on the Board.

                  (c)    "Board" shall mean the Company's board of directors.

                  (d) "Common Stock" shall mean the common stock of the Company.

                  (e) "Fair Market Value" of a share of Common Stock on any day shall be the closing sale quotation on the National Association of Securities Dealers' National Market System as reported for such day by the automated quotations system of the National Association of Securities Dealers, Inc. or, if no such quotation is reported for such day, the average of the high bid and low asked price of Common Stock as reported for such day. If no quotation is made for the applicable day, the Fair Market Value of a share of Common Stock on such day shall be determined in the manner set forth in the preceding sentence using quotations for the next preceding day for which there were quotations, provided that such quotations shall have been made within the 10 "trading" days preceding the applicable day.

                  (f) "Plan" shall mean this First Amended and Restated Non-Employee Directors' Stock Option Plan established by the Company.

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                  (g)    "Option" shall mean any option issued under this Plan.

                  (h) "Optionee" shall mean any person to whom an Option is granted under this Plan.

                  (i) "Outside Director" shall mean any member of the Board who is not an employee of the Company or any Affiliate of the Company.

                  (j) "Termination of Service" shall mean termination of service as a member of the Board.

3.       GENERAL ADMINISTRATION

         (a) This Plan shall be administered by the Board. The Board shall have the authority (i) to exercise all of the powers granted to it under this Plan,
(ii) to construe, interpret and implement this Plan and any Option Agreements executed pursuant to Section 7 below, (iii) to prescribe, amend and rescind rules and regulations relating to this Plan, (iv) to make all determinations necessary or advisable in administering this Plan, (v) to correct any defect, supply any omission and reconcile any inconsistency in this Plan and (vi) to amend this Plan to reflect changes in applicable law.

         (b) The determination of the Board on all matters relating to this Plan or any Option Agreement shall be final, binding and conclusive.

         (c)      No  Board   member   shall  be  liable   for  any   action  or
determination made in good faith with respect to this Plan, including any Option.

4.       TERM OF PLAN

         Options may be granted from time to time within a period of 10 years from the date on which this Plan is adopted by the Board.

5.       ELIGIBILITY AND GRANTING OF OPTIONS

         (a) Each Outside Director on February 6, 1995 shall automatically be granted on February 6, 1995 an Option to purchase 20,000 shares of Common Stock. Such Options shall have the terms and be subject to the conditions set forth in
Section 7 below.

         (b) Each Outside Director on February 6, 1995 shall automatically be granted an Option to purchase 5,000 shares of Common Stock at the first meeting of directors following each subsequent re-election or re-appointment of such Outside Director to a new-three year term on the

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Board.  Such Options shall have the terms and be subject to the  conditions  set forth in Section 7 below.

         (c) Each person, other than an Apollo Director, who becomes an Outside Director after February 6, 1995 shall automatically be granted an Option to purchase 20,000 shares of Common Stock upon his or her first election or appointment to the Board and (ii) an Option to purchase 5,000 shares of Common Stock at the first meeting of directors following each subsequent re-election or re-appointment of such director to the Board; however, if such non-Apollo Outside Director is re-elected or re-appointed to a term on the Board of less than three years, then such non-Apollo Outside Director shall automatically be granted an Option to acquire a number of shares of Common Stock equal to (1) 5,000 multiplied by (2) a fraction (i) the numerator of which is the actual number of full 12-month consecutive periods in such new term and (2) the denominator of which is three (3). Such Options shall have the terms and be subject to the conditions set forth in Section 7 below.

         (d) Each Apollo Director shall automatically be granted (i) an Option to purchase 20,000 shares of Common Stock upon his or her first appointment to the Board and (ii) an Option to purchase 1,667 shares of Common Stock at the first meeting of directors following each subsequent re-appointment of such Apollo Director to the Board; provided, however, that each Apollo Director shall automatically be granted an Option to purchase 1,666 shares of Common Stock at the first meeting of directors following every third consecutive re-appointment of such Apollo Director to a one-year term to the Board. It is the intent of the Board that an Apollo Director who is re-appointed to three consecutive one-year terms on the Board should receive Options to acquire the same number of shares of Common Stock (i.e., 5,000) as a non-Apollo Director who is re-elected to a three-year term. Such Options shall have the terms and be subject to the conditions set forth in Section 7 below.

         (e) An Option shall be granted hereunder to a person only if as of each date of grant such person is an Outside Director.

         (f) In the event that the number of shares of Common Stock available for future Option grant(s) under the Plan is insufficient to make all grants required to be made on any date, then all Outside Directors entitled to a grant on such date shall share ratably in the number of Options on shares available for grant under the Plan.

         (g) The provisions of Section 5 and Section 7 may not be amended more often than once every six months.

6.       COMMON STOCK

         (a)      The stock subject to the Options shall be Common Stock.

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         (b)      The total  number of shares of Common  Stock  with  respect to which Options may be granted shall not exceed 350,000. Common Stock issued pursuant to this Plan may be authorized but unissued Common Stock or authorized and issued Common Stock held in the Company's treasury or acquired by the Company for the purposes of this Plan. The Board may direct that any certificate evidencing Common Stock pursuant to this Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares.

         (c) If there is any change in the number of outstanding shares of Common Stock by reason of a stock dividend or distribution, stock split-up, reverse stock split, recapitalization, combination or exchange of shares, or by reason of any merger, consolidation, spinoff or other corporate reorganization in which the Company is the surviving corporation, the number of shares of Common Stock available for issuance both in the aggregate and with respect to each outstanding Option, and the purchase price per share under each outstanding Option, shall be equitably adjusted by the Board, whose determination shall be final, binding and conclusive. In the event of any merger, consolidation or combination of the Company with or into another corporation (other than a merger, consolidation or combination in which the Company is the surviving corporation and which does not result in any reclassification or other change in the number of outstanding shares of Common Stock), each Optionee shall have the right thereafter and during the term of each such Option to receive upon exercise (subject to the provisions of the Option Agreement) of such Option, for each share of Common Stock as to which the Option shall be exercised, the kind and amount of shares of the surviving or new corporation, cash, securities, evidence of indebtedness, other property or any combination thereof which would have been received upon such merger, consolidation or combination by the holder of one share of Common Stock immediately prior to such merger, consolidation or combination.

         (d) If any outstanding Option for any reason expires or is terminated without having been exercised in full, the Common Stock allocable to the unexercised portion of such Option shall (unless this Plan shall have been terminated) become available for subsequent grants of Options.

7.       TERMS AND CONDITIONS OF OPTIONS

         Each Option granted shall be evidenced by an Option Agreement in such form as the Board may from time to time approve. By accepting an Option, an Optionee thereby agrees that the Option shall be subject to the provisions of the applicable Option Agreement. Options shall comply with and be subject to the following terms and conditions:

                  (a) OPTION PRICE. The Option Price for each Option shall be 100% of the Fair Market Value of the shares of Common Stock on the date of grant of the Option.

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                  (b)    MEDIUM AND TIME OF PAYMENT.  The Option  Price shall be
         paid in full, at the time of exercise, in cash or, with the Board's approval, in Common Stock held by the Optionee for at least six months having a Fair Market Value in the aggregate equal to such Option Price or in a combination of cash and such shares.

                  (c)    TERM AND EXERCISE OF OPTIONS.

                         (1)     Except as  provided  in  paragraph  (3) of this
                  Section   7(c),   each  Option   shall  be  fully  vested  and
                  exercisable on the date of grant of the Option.

                         (2)     Except as  provided  in  paragraph  (3) of this
                  Section 7(c), Options shall be exercisable for 10 years from the date of the grant. The exercise period shall be subject to earlier termination as provided in Section 7(d) below. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option is exercisable, by giving written notice of such exercise to the Board.

                  (d)    TERMINATION OF SERVICE; DEATH.

                         (1) If an Optionee's service terminates for any reason other than dismissal for cause, as determined in the Board's sole discretion, any outstanding Option held by the Optionee shall be exercisable on the following terms and conditions: (i) exercise may be made only to the extent that the Optionee was entitled to exercise the Option on the effective date of Termination of Service; and (ii) any exercise must occur prior to the earlier of (x) 5:00 p.m. (Eastern Time) on the 90th day after Termination of Service or, in respect of death or disability, on the 180th day thereafter, and (y) the expiration date of the Option. Any such exercise of an Option following an Optionee's death or adjudication of mental incapacity shall be made only by the Optionee's executor or administrator or other duly appointed representative, as the case may be, reasonably acceptable to the Board unless the Optionee's will specifically disposes of such Option, in which case such exercise shall be made only by the recipient of such specific disposition. If an Optionee's legal representative or the recipient of a specific disposition under the Optionee's will is entitled to exercise any Option pursuant to the preceding sentence, such representative or recipient shall be bound by the provisions of this Plan and the applicable Option Agreement which would have applied to the Optionee.

                         (2) Except to the extent otherwise provided in paragraph (1) of this Section 7(d) or in the applicable Option Agreement, any portion of an Option not theretofore exercised shall terminate upon the Optionee's Termination of Service for any reason or without reason (including death).

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                  (e)    NONTRANSFERABILITY  OF  OPTIONS.  Options  shall not be
         transferable other than by will or by the laws of descent and distribution, and Options may be exercised, during the lifetime of the Optionee, only by the Optionee or the Optionee's legal representative.

                  (f) RIGHTS AS A SHAREHOLDER. An Optionee or a transferee of an Option shall have no rights as a shareholder with respect to any Common Stock covered by his Option until the date of the issuance of a stock certificate to him for such shares. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 6(c) above.

                  (g) OTHER PROVISIONS. The Option Agreements authorized under this Plan shall contain such other provisions, including (i) the imposition of restrictions upon the exercise of an Option and (ii) the inclusion of any condition as the Board shall deem advisable, including provisions with respect to compliance with federal and applicable state securities laws.

8.       AGREEMENT BY OPTIONEE REGARDING WITHHOLDING TAXES

         No later than the date of exercise of any Option, the Optionee will pay to the Company or make arrangements satisfactory to the Board regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of such Option. The Optionee may, with the Board's prior approval, make such payment in whole or in part by surrendering Common Stock to the Company, valued at its Fair Market Value on the date of surrender.

9.       RESTRICTIONS

         (a) If the Board shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Option, the issuance or purchase of Common Stock or other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the Board's full satisfaction.

         (b) The term "Consent" as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any inter-dealer quotation system of a registered national securities association or any national securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the Optionee with respect to the disposition of Common Stock, or with respect to any other matter, which the Board shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification, or to obtain an exemption from the requirement that any such listing, qualification or registration be made, and (iii) any and all consents,

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clearances  and  approvals  in respect of a Plan Action by any  governmental  or other regulatory bodies.

         (c) In furtherance of the foregoing, at the time of any exercise of an Option, the Board may, if it shall determine it necessary or desirable for any reason, require the Optionee as a condition to the exercise thereof, to deliver to the Board a written representation of the Optionee's present intention to purchase the Common Stock for investment and not for distribution. If such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Optionee upon his exercise of part or all of an Option and a stop transfer order may be placed with the transfer agent. Each such Option shall also be subject to the requirement that, if at any time the Board determines, in its discretion, that either (i) the listing, registration or qualification of Common Stock subject to an Option upon any securities exchange or under any state, federal or foreign law, or (ii) the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issue or purchase of Common Stock thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board. An Optionee shall not have the power to require or oblige the Company to register any Common Stock subject to an Option.

10.      NATURE OF PAYMENTS

         All Options granted shall be in consideration of services performed for the Company by the Optionee.

11.      OTHER PAYMENTS OR OPTIONS

         Nothing contained in this Plan shall be deemed in any way to limit or restrict the Company from granting any option to purchase Common Stock or making any payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

12.      SECTION HEADINGS


         The  section   headings   contained  herein  are  for  the  purpose  of
convenience only and are not intended to define or limit the contents of said sections.


13.      AMENDMENT

         (a) The Board may from time to time suspend, discontinue, revise or amend this Plan in any respect whatsoever, provided that any amendment that would materially increase the aggregate number of shares of Common Stock as to which Options may be granted, materially increase the benefits accruing to participants under this Plan, or materially modify the requirements as to eligibility for participation in this Plan shall be subject to the approval of the holders of a majority of the outstanding Common Stock voting at a meeting of shareholders at

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which a quorum is present.  In  addition,  no such  amendment  shall  materially impair any rights or materially increase any obligations under any outstanding Option without the consent of the Optionee (or, upon the Optionee's death or adjudication of mental incapacity, the person having the right to exercise the Option).

         (b) The Board may amend any outstanding Option Agreement. However, any such amendment that materially impairs the rights or materially increases the obligations of an Optionee under an outstanding Option shall be made only with the consent of the Optionee (or, upon the Optionee's death, the person having the right to exercise the Option).

14.      ADOPTION OF THIS PLAN

         The Atlantic Gulf Communities Corporation Non-Employee Directors' Stock Option Plan (the "Predecessor Plan") was originally adopted by the Board on December 5, 1994, and ratified and approved by the stockholders of the Company, in accordance with the requirements of Securities Exchange Act Rule 16b-3 on May 17, 1995. The Predecessor Plan took effect on and as of May 17, 1995.

         On April 15, 1998, the Board amended the Predecessor Plan and adopted this Plan, as the successor to the Predecessor Plan. This Plan amends, restates and supercedes the Predecessor Plan, in its entirety, effective on and as of April 15, 1998.

15.      GOVERNING LAW

         This Plan (and the Predecessor Plan) and all determinations made and actions taken pursuant to the Plan (and the Predecessor Plan) shall be interpreted, construed and enforced in accordance with the laws of the State of Delaware, including any questions of choice of law.

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